EXHIBIT 99.5

GSAA-04-07, Term Sheet - Price/Yield - AF4, To Maturity, Constant Libor, 100 PPC

Balance                    $45,430,000.00   Delay           24
Coupon                     6.016            Dated           8/1/2004
Settle                     8/31/2004        First Payment   9/25/2004

Price                      0 PPC            75 PPC          100 PPC         150 PPC         200 PPC
                          `           Yield           Yield           Yield           Yield           Yield
                           --------------------------------------------------------------------------------
                    98.9940          6.1396          6.2050          6.2315          6.2719          6.3008
                    99.1190          6.1300          6.1911          6.2144          6.2454          6.2573
                    99.2440          6.1204          6.1773          6.1974          6.2190          6.2139
                    99.3690          6.1109          6.1635          6.1805          6.1926          6.1706
                    99.4940          6.1013          6.1497          6.1635          6.1662          6.1273
                    99.6190          6.0918          6.1359          6.1466          6.1399          6.0841
                    99.7440          6.0823          6.1222          6.1298          6.1136          6.0410
                    99.8690          6.0728          6.1085          6.1129          6.0874          5.9979
                    99.9940          6.0633          6.0948          6.0961          6.0613          5.9550
                   100.1190          6.0538          6.0811          6.0793          6.0351          5.9120
                   100.2440          6.0444          6.0675          6.0626          6.0091          5.8692
                   100.3690          6.0350          6.0539          6.0458          5.9830          5.8264
                   100.4940          6.0256          6.0403          6.0291          5.9570          5.7837
                   100.6190          6.0162          6.0267          6.0124          5.9311          5.7411
                   100.7440          6.0068          6.0132          5.9958          5.9052          5.6985
                   100.8690          5.9975          5.9996          5.9792          5.8793          5.6560
                   100.9940          5.9881          5.9861          5.9626          5.8535          5.6135
                           --------------------------------------------------------------------------------

                        WAL           27.61           14.08           10.49            5.96            3.30
                   Mod Durn          13.137           9.094           7.402           4.757           2.896
           Principal Window   Dec30 - Jun33   Oct13 - May29   Aug10 - Mar25   Mar08 - Sep18   Jan07 - Feb10

                  LIBOR_1MO          1.5737          1.5737          1.5737          1.5737          1.5737
                     Prepay           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
        Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)


                      Swap Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                           Yld 2.3413 2.7677 3.2201 3.5684 3.8518 4.0853 4.2782 4.4410 4.5793 4.6977 4.8007 4.8927



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF4, To Call, Constant Libor, 100 PPC

Balance                    $45,430,000.00  Delay           24
Coupon                     6.016           Dated           8/1/2004
Settle                     8/31/2004       First Payment   9/25/2004


Price                      0 PPC           75 PPC          100 PPC         150 PPC         200 PPC
                          `           Yield           Yield           Yield           Yield           Yield
                           --------------------------------------------------------------------------------
                    98.9940          6.1372          6.1637          6.1824          6.2314          6.2978
                    99.1190          6.1275          6.1484          6.1631          6.2017          6.2539
                    99.2440          6.1179          6.1331          6.1438          6.1720          6.2101
                    99.3690          6.1083          6.1179          6.1246          6.1423          6.1663
                    99.4940          6.0987          6.1026          6.1054          6.1127          6.1226
                    99.6190          6.0891          6.0874          6.0862          6.0832          6.0790
                    99.7440          6.0795          6.0722          6.0671          6.0537          6.0355
                    99.8690          6.0700          6.0571          6.0480          6.0242          5.9920
                    99.9940          6.0604          6.0419          6.0289          5.9948          5.9486
                   100.1190          6.0509          6.0268          6.0099          5.9654          5.9052
                   100.2440          6.0414          6.0117          5.9909          5.9361          5.8620
                   100.3690          6.0320          5.9967          5.9719          5.9068          5.8188
                   100.4940          6.0225          5.9816          5.9529          5.8776          5.7756
                   100.6190          6.0131          5.9666          5.9340          5.8484          5.7326
                   100.7440          6.0036          5.9516          5.9151          5.8192          5.6896
                   100.8690          5.9942          5.9367          5.8963          5.7901          5.6466
                   100.9940          5.9848          5.9217          5.8774          5.7611          5.6038
                           --------------------------------------------------------------------------------

                        WAL           27.23           11.83            8.64            5.07            3.26
                   Mod Durn          13.065           8.225           6.527           4.232           2.868
           Principal Window   Dec30 - Feb32   Oct13 - Apr17   Aug10 - Apr14   Mar08 - Dec10   Jan07 - Feb09

                  LIBOR_1MO          1.5737          1.5737          1.5737          1.5737          1.5737
                     Prepay           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
        Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

                       Swap  Mat    1YR    2YR    3YR    4YR    5YR    6YR    7YR    8YR    9YR   10YR   11YR   12YR
                             Yld 2.3413 2.7677 3.2201 3.5684 3.8518 4.0853 4.2782 4.4410 4.5793 4.6977 4.8007 4.8927



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.